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Exhibit 99.3

          AMENDMENT NO. 1 dated as of March 1, 2005 (this "Amendment"), to the CREDIT AGREEMENT dated as of February 17, 2005 (the "Credit Agreement"), among MOLSON COORS BREWING COMPANY, a Delaware corporation (the "Company"); COORS BREWING COMPANY, MOLSON CANADA 2005, MOLSON INC. and MOLSON COORS CAPITAL FINANCE ULC, each a subsidiary of the Company; the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent.

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers (capitalized terms used and not otherwise defined herein having the meanings assigned to them in the Credit Agreement).

        B.    Pursuant to Section 2.07(c) of the Credit Agreement, upon the satisfaction of all conditions precedent to borrowings under the Permanent Credit Facility, the Commitments of Lenders under the Credit Agreement will be permanently reduced by an amount equal to the US Dollar Equivalent of the portion of the Special Dividend (determined as of the date of such reduction) which was financed under the Molson Credit Agreement and the Molson Note and refinanced with proceeds of Loans under the Credit Agreement.

        C.    The Borrowers desire to limit the amount of reduction in Commitments under Section 2.07(c) to $300,000,000.

        D.    In connection with the foregoing, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided herein. The Lenders whose signatures appear below, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, so to amend the Credit Agreement. The Borrowers have requested that the Credit Agreement be amended as set forth herein.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendment of the Credit Agreement.    (a) Section 2.07(c) of the Credit Agreement is hereby amended to read as follows:

          "(c) Upon the satisfaction of all conditions precedent to borrowings under the Permanent Credit Facility, the Commitments will be permanently reduced by an amount equal to $300,000,000."

        SECTION 2.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, the Company hereby represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such date, and (b) no Default has occurred and is continuing.

        SECTION 3.    Effectiveness.    This Amendment shall become effective as of the date first written above at such time as the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

        SECTION 4.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, or the Borrowers under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the

Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 5.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 6.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7.    Expenses.    The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

        SECTION 8.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

MOLSON COORS BREWING COMPANY,
By	/s/ MICHAEL J. GANNON
	Name:	Michael J. Gannon
	Title:	Vice President and Treasurer
JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By	/s/ ROBERT T. SACKS
	Name:	Robert T. Sacks
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 1, 2005, TO THE MOLSON COORS CREDIT AGREEMENT DATED AS OF FEBRUARY 17, 2005
NAME OF LENDER: BANK OF MONTREAL
By	/s/ GENGA ARULAMPALAM
	Name:	Genga Arulampalam
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 1, 2005, TO THE MOLSON COORS CREDIT AGREEMENT DATED AS OF FEBRUARY 17, 2005
NAME OF LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By	/s/ LOUIS K. BEASLEY III
	Name:	Louis K. Beasley III
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 1, 2005, TO THE MOLSON COORS CREDIT AGREEMENT DATED AS OF FEBRUARY 17, 2005
NAME OF LENDER: DEUTSCHE BANK AG NEW YORK BRANCH
By	/s/ FREDERICK W. LAIRD
	Name:	Frederick W. Laird
	Title:	Managing Director
By	/s/ VINCENT WONG
	Name:	Vincent Wong
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 1, 2005, TO THE MOLSON COORS CREDIT AGREEMENT DATED AS OF FEBRUARY 17, 2005
NAME OF LENDER: MORGAN STANLEY SENIOR FUNDING
By	/s/ JAAP L. TONCKENS
	Name:	Jaap L. Tonckens
	Title:	Vice President

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  Exhibit 99.3